ADVANCED SERIES TRUST

AST J.P. Morgan Global Thematic Portfolio

Supplement dated June 27, 2016 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with your currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) and the Summary Prospectus (the Summary Prospectus) for the AST J.P. Morgan Global Thematic Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

The Board of Trustees of the Trust recently approved a change to the Portfolio’s secondary blended benchmark.

To reflect this change, the Prospectus and Summary Prospectus are hereby revised as follows, effective September 12, 2016:

I.	The third paragraph in the “Past Performance” section of the Prospectus and the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the following:

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the 65% MSCI World Index GD / 35% Barclays U.S. Aggregate Index. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

II.	The following replaces the information in the “GLOSSARY: PORTFOLIO INDEXES” section of the Prospectus relating to the Portfolio:

AST J.P. Morgan Global Thematic Portfolio Blended Index. The Blended Index consists of the 65% MSCI World Index GD/ 35% Barclays U.S. Aggregate Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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